LONG-TERM DEBT	12 Months Ended
Dec. 31, 2022
Borrowings [abstract]
LONG-TERM DEBT AND CREDIT FACILITIES

As at December 31,	2022	2021
Senior notes
$500 million notes issued August 2021
2.63% 10-year notes due August 2031	$495.5	$495.1
$300 million notes issued December 2017
4.625% 10-year notes due December 2027	281.2	280.8
	$776.7	$775.9
Revolving credit facility
Revolving credit facility (net of capitalized debt issuance costs)	(2.4)	(3.1)

Total debt(i)	$774.3	$772.8
(i)Balances are net of unamortized discounts and capitalized transaction costs of $8.6 million (2021: $10.0 million).

Senior Notes

The Company's senior notes are unsecured and interest is payable semi-annually. Each series of senior notes is redeemable, in whole or in part, at the Company's option, at any time prior to maturity, subject to make-whole provisions. The senior notes are accreted to the face value over their respective terms.

The Company's next repayment on the senior notes is now due December 2027.

Revolving Credit Facility

During the third quarter of 2021, the Company extended the term of the revolving credit facility ("the Facility") from July 2024 to August 2026, under existing terms and conditions. The maximum amount available under the Facility remains at $750.0 million. The Facility is unsecured and has an interest rate on drawn amounts of LIBOR plus an interest margin of between 1.20% and 2.25% depending on the Company's credit rating, and a commitment fee of between 0.24% and 0.45% depending on the Company's credit rating. Subsequent to December 31, 2022, the Company drew down $125.0 million on the Facility.
Covenants

The senior notes and revolving credit facility are subject to various financial and general covenants. The principal covenants are maximum net total debt (debt less cash) to tangible net worth of 0.75; and leverage ratio (net total debt/EBITDA) to be less than or equal to 3.5:1. The Company was in compliance with all covenants as at December 31, 2022.